                                                                    Exhibit 10.2


                                     WAIVER
                                     ------

     WHEREAS, the stockholders of PierBank, Inc. ("PierBank") listed on Exhibit
                                                                        -------
A hereto (the "Stockholders") are parties to that certain Voting Agreement,
-
dated as of February 22, 1999 (the "Voting Agreement"), by and among Washington Trust Bancorp, Inc., a Rhode Island corporation ("Parent"), The Washington Trust Company of Westerly, a Rhode Island chartered trust company and wholly-owned subsidiary of Parent ("WTC"), and said Stockholders;

     WHEREAS, Parent, WTC and PierBank are parties to that certain Agreement and Plan of Merger, dated as of February 22, 1999 (the"Merger Agreement"), pursuant to which PierBank shall, at the Effective Time (as defined in the Merger Agreement), merge with and into WTC (the "Merger"); and

     WHEREAS, in connection with the Merger the undersigned desire to waive compliance by the Stockholders with an agreement contained in the Voting Agreement relating to the manner in which the Stockholders shall vote their shares of PierBank common stock, par value $1.00 per share, as more specifically set forth below.

     NOW, THEREFORE, the undersigned hereby (i) waive compliance by the Stockholders with the restrictions set forth in Section 1.1 of the Voting Agreement and (ii) waive compliance by the Stockholders of the requirement, contained in Section 2, clause (ii)(x) of the Voting Agreement, that said Stockholders vote against approval of any Takeover Proposal (as defined in the Merger Agreement).


Dated as of February 23, 1999


                               WASHINGTON TRUST BANCORP, INC.


                                    By:     /s/ David V. Devault
                                         ------------------------------
                                         Name: David V. Devault
                                         Title: Executive Vice President,
                                                Treasurer & Chief Financial
                                                Officer

                               THE WASHINGTON TRUST COMPANY OF WESTERLY


                                    By:     /s/ David V. Devault
                                         ----------------------------
                                         Name: David V. Devault
                                         Title: Executive Vice President,
                                                Treasurer & Chief Financial
                                                Officer

                                   Exhibit A
                                   ---------


PierBank Stockholders party to the Voting Agreement

     David E. Rubien
     Donald E. McCreight Living Trust
     M. Robert O'Neill
     Joseph E. LaPlume
     Madelyn T. LaPlume
     Kenneth Carter
     Sylvia A. Carter
     Francis W. McGreavy
     Eileen McGreavy
     Joan F. Adams
     Paul J. Sullivan
     H. Winfield Tucker
     Charles A. Sweet
     Roland J. Fiore
     Marcel LaCroix
     Barbara LaCroix


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